John Iannone Senior Vice President, Investor & Public Relations 304-905-7021 Investor Presentation (Q1 2023) (WSBC financials as of the three months ended 31 December 2022)

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2021 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Evolving Regional Financial Services Institution Strong market presence across legacy and major metropolitan markets Balanced loan and deposit distribution across diverse regional footprint Diversified revenue generation engines supported by unique long-term advantages Well-executed long-term growth strategies Note: loan and deposit data as of 12/31/2022 (TN included in KY; loans exclude Small Business Administration’s Paycheck Protection Program (“SBA PPP”) loans); location data as of 2/1/2023; market share based on 2022 state deposit rankings (except Pittsburgh which is MSA) (exclusions: Pittsburgh MSA – BNY Mellon, Raymond James; MD – Forbright, Capital Funding) (source: S&P Capital IQ as of 9/27/2022) Broad and Balanced Market Distribution Strong Market Presence in Major Markets Wheeling Pittsburgh Columbus Dayton Cincinnati Louisville Frankfort Lexington Fort Knox Huntington Charleston Morgantown Washington D.C. Baltimore Lexington Park Indianapolis #12 in MD #15 in OH #11 in KY #3 in WV #10 Pgh MSA

Investment Rationale Balanced loan and deposit distribution across footprint Diversified earnings streams built for long-term success, led by century-old, $4.9B trust and wealth management business Strong presence in economically diverse, major markets supported by positive demographic trends Robust legacy deposit base provides pricing advantage Balanced and Diversified with Unique Long-Term Advantages Distinct and Well-Executed Long-Term Growth Strategies Legacy of Credit Quality, Risk Management, and Shareholder Focus Emphasis on digital capabilities and customer service to ensure relationship value that meets customer needs efficiently and effectively Established lending and wealth management teams Focus on positive operating leverage built upon a culture of expense management, enhanced by consolidated back-office functions in lower cost markets Well-capitalized with solid liquidity and strong credit quality and regulatory compliance Seven consecutive “outstanding” CRA ratings since 2003 Critical, long-term focus on shareholder return through earnings growth and effective capital management Note: trust assets under management as of 12/31/2022

Strategies for Long-Term Success

Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit Quality, Risk Management, and Compliance Diversified Loan Portfolio with C&I and Home Lending Focus Long History of Strong Wealth Management Capabilities Digital Banking Service Strategies & Core Deposit Advantage Franchise-Enhancing Expansion within Contiguous Markets

Diversified Loan Portfolio Focus on strategic diversification, growth, and credit quality Balance disciplined loan origination with prudent lending standards Focus on C&I and home equity lending Key offerings include loan swaps, treasury management, foreign exchange, cyber security, and lockbox services Strong residential mortgage program Loan production office strategy $10.7 Billion Loan Portfolio Note: loan and deposit data as of quarter ending 12/31/2022 Average loans to average deposits ratio of 78.43% provides opportunity for continued loan growth Robust legacy deposit base provides a competitive advantage, especially in the typical higher cost Mid-Atlantic and other major metro markets Manageable lending exposures De-emphasized consumer and several CRE categories in recent years

Private Banking $1.0B in private banking loans and deposits 4,100+ relationships Legacy market private wealth management growth opportunities Strong Wealth Management Capabilities Note: assets, loans, deposits, and clients as of 12/31/2022; chart financials as of 12/31 unless otherwise stated $100 $270 $540 $770 Private Banking Loans and Deposits (as of 12/31) ($MM) Trust & Investments $4.9B of trust and mutual fund assets under management 6,700+ relationships Legacy market private wealth management growth opportunities Expansion opportunities in the Mid-Atlantic market WesMark Funds – six proprietary funds across equities, bonds, and tactical assets Securities Brokerage Securities investment sales Licensed banker program Investment advisory services Regional player/coach program Expand external business development opportunities Expansion opportunities in KY, IN, and Mid-Atlantic CAGR 30% Insurance Personal, commercial, title, health, and life Expand title business in all markets Digital insurance agency for both personal and commercial property & casualty Third-party administrator (TPA) services for small business healthcare plans Trust Assets (Market Value as of 12/31) ($B) CAGR 4.0% $1,050 9/30 9/30

Digital banking utilization >70% of retail customers utilize online digital banking services ~4.0 million web and mobile logins per month Mobile ~51% of total, with an average of 22 monthly logins per customer ~115,000 mobile wallet transactions, ~28,000 mobile deposits, and ~20,000 Zelle® payments per month Digital acquisition ~50% of residential mortgage applications submitted via online portal ~170 deposit accounts opened online per month WesBanco Insurance Services launched white-label insurance capabilities with a web-based term-life insurance platform, and a fully-integrated digital property & casualty insurance for consumers and small businesses Core banking software system upgrade (completed August 2, 2021) Omni-channel presence – real-time account activity across all channels Improved customer service through reduced manual activities More efficient processing cost structure Cloud-based architecture utilization Early adoption to leverage modernized data and application platforms, combined with significant expense and performance benefits Actively harnessing advanced artificial intelligence (AI) and robotic process automation (RPA) technologies to automate business processes Digital Platforms Drive Engagement & Efficiency Note: digital statistics as of 4Q2022 year-to-date (“YTD”); Zelle® payment service added August 2021; online residential mortgage applications and deposit account opening capabilities launched July 2019; WesBanco Insurance Services online term-life and P&C insurance capabilities launched November 2020 and January 2021, respectively;

Benefits of Core Deposit Funding Advantage Remain focused on controlling the costs of our various funding sources Robust legacy deposit base provides competitive funding advantage, especially in the typical higher cost Mid-Atlantic and major metro markets During the last five years: Total deposits (excluding CDs) have grown organically at a 10% CAGR Total demand deposits have grown organically at a 12% CAGR to represent ~60% of total deposits Note: text reflects period-end data and pie charts reflect quarterly averages; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 2/13/2023; current period data not yet available at time of filing) and represent simple averages Avg Deposits as of 12/31/2022 Funding Cost Interest-Bearing = 0.57% Total Deposits = 0.37% [Peer Avg Int-Bearing Deposit Cost = 1.13%] Avg Deposits as of 12/31/2021 Funding Cost Interest-Bearing = 0.13% Total Deposits = 0.08% [Peer Avg Int-Bearing Deposit Cost = 0.22%] Avg Deposits as of 12/31/2017 Funding Cost Interest-Bearing = 0.43% Total Deposits = 0.32% [Peer Avg Int-Bearing Deposit Cost = 0.58%] Total DD 49% Total DD 59% Total DD 60%

Franchise Expansion Targeted acquisitions in existing markets and new higher-growth metro areas; as well as loan production office (“LPO”) strategy Long-term focus on appropriate capital management to enhance shareholder value Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank-oriented, value-based approach to our markets History of successful acquisitions that have improved earnings Contiguous Markets Radius Franchise-Enhancing Expansion Mergers OLBK FFKT FTSB YCB ESB FSBI AmTrust OAKF Note: AmTrust was an acquisition of five branches; LPO strategy (indicated by orange dots) implemented 2021-2022 YCB FFKT FTSB OAKF ESB & FSBI OLBK AmTrust Announced Jul-19 Apr-18 Nov-17 May-16 Oct-14 Jul-12 Jan-09 Jul-07 Closed Nov-19 Aug-18 Apr-18 Sep-16 Feb-15 Nov-12 Mar-09 Nov-07 Loan Production Offices Akron Canton (2Q2016) Northern VA (3Q2021) Nashville (1Q2022) Indianapolis (2Q2022) Cleveland (3Q2022)

Focus on Enhancing Shareholder Value Disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value Note: financial data as of 12/31; current data as of 12/31/2022; balance sheet data as of period ends; Efficiency Ratio presented on a fully taxable-equivalent (FTE) and year-to-date basis; please see the reconciliations in the appendix ESB Merger (Feb-15) $10B Asset Threshold Preparations Begun Lending & Revenue Diversification Strategy Begun Assets up 214% Efficiency Ratio down 460bp “Durbin Amendment” Impact Begun (Jul-19) Start of Pandemic & Fed Funds Rate Cut to 0.0-0.25% (Mar-20) Start of Aggressive Fed Funds Rate Increases (Mar-22) Fidelity Merger (Nov-12) YCB Merger (Sep-16) FTSB (Apr-18) & FFKT (Aug-18) Mergers OLBK Merger (Nov-19)

Strong legacy of credit and risk management and regulatory compliance Based upon conservative underwriting standards and approval processes supported by centralized back-office and loan funding functions Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas Enhanced compliance and risk management system and testing platform Strong and scalable BSA/AML function Examined by CFPB for consumer compliance supervision Seven consecutive “outstanding” CRA ratings since 2003 Strong regulatory capital ratios significantly above regulatory requirements Strong Risk Management and Capital Position Tier 1 Risk-Based Capital Ratio Tier 1 Leverage Capital Ratio Note: capital ratios enhanced by August 2020 issuance of $150MM of preferred stock; effective 4Q2019, as required by the Dodd-Frank Act for financial institutions with total assets >$15B, Tier 1 Capital Ratios negatively impacted by the movement of ~$130MM of TruPS from Tier 1 to Tier 2 risk-based capital memo Well-Capitalized 8.0% Required 6.0% memo Well-Capitalized 5.0% Required 4.0%

Commitment to Sustainability Note: data as of 12/31/2021 except Board diversity (as of 4/20/2022) and financial center reduction (as of 12/31/2022 and compared to 12/31/2018); “CRA” is Community Reinvestment Act; “key senior executive leadership” defined as the CEO’s direct reports and their direct reports; please visit wesbanco.com for the full sustainability report >5,900 jobs Created by New Markets Loan Program (Tax Credit Allocations 2004, 2007, 2017, 2018) $1.8 billion Community Development Lending (2017-2021) >$150 million Community Reinvestment Act Investments (2021) $3.6 million Community Development Philanthropic Donations (2017-2021) >57,800 hours Community Development Service Hours (2017-2021) 7 consecutive ”Outstanding” composite ratings from the FDIC for CRA performance >70% female Employees identifying as female, including ~55% of Bank Officers >30% female Key senior executive leadership positions identifying as female 29% diverse Board of Directors identifying as diverse (gender, ethnicity) ~10% diverse Employees identifying as ethnically diverse 37% supplies Green office supplies (compared to <1% in 2019) ~30% facilities Converted to LED lighting; will continue conversions, over time, as remodel facilities 50% workforce Including 75% of support areas, in either a 100% remote or hybrid schedule >20% reduction In financial center footprint, while continuing to serve customers effectively 153 years Strong culture of credit quality, risk management, and compliance

Commitment to Excellence Based on customer satisfaction and consumer feedback, WesBanco Bank was named The #1 bank in Ohio and the #2 bank in Kentucky For the fourth year in a row, one of the World’s Best Banks WesBanco was recognized as one of “America’s Most Trustworthy Companies”, as well as being one of only 20 banks to earn this nationwide honor WesBanco Bank was the only midsize bank during 2022 in the top ten for both financial performance and employer of choice Named one of America’s Best Midsize Employers, based on employee feedback and recommendations Again named one of the Best Banks in America – coming in as the 10th best bank, as well as the third year in a row in the top 12 WesBanco Bank was named to Newsweek's 2020 and 2021 rankings of America's Best Banks, recognizing those banks that best serve their customers needs, as well as being named the Best Big Bank in the state of West Virginia WesBanco Bank Community Development Corporation received a 2021 Community Commitment Award from the American Bankers Association Foundation for the strong performance and outreach of its New Markets Loan Program WesBanco Bank received the America Saves Designation of Savings Excellence for Banks, a designation from America Saves Bauer Financial again awarded WesBanco their highest rating as a “five-star” bank Kroll Bond Rating Agency affirmed senior unsecured debt ratings of BBB+ to WesBanco, Inc. and A- to WesBanco Bank, Inc., and maintained the “Positive” outlook for all ratings Note: Kroll Bond Rating Agency rating affirmation announced 8/3/2022

Financial Overview

Q4 2022 Financial and Operational Highlights Note: financial and operational highlights during the quarter ended December 31, 2022 (1) Non-GAAP measure – please see reconciliation in appendix; excludes restructuring and merger-related expenses Solid pre-tax, pre-provision income and net income (excluding restructuring & merger-related expenses) Strong, broad-based year-over-year and sequential quarter total loan growth (excluding Small Business Administration Payroll Protection Program (“SBA PPP”) loans) Key credit quality metrics remained at low levels and favorable to peer bank averages Net interest margin increased to 3.49%, reflecting benefit of higher-yielding loans and securities Deposits (excluding CDs) roughly flat year-over-year as growth in non-interest bearing demand deposit and savings accounts offset a decline in interest-bearing demand deposit balances Demonstrated strong discretionary expense control in an inflationary environment, as non-interest expenses increased just 2.6% year-over-year (excluding restructuring & merger-related expenses) WesBanco remains well-capitalized with solid liquidity and a strong balance sheet Pre-Tax, Pre-Provision Income(1) $67.2 million +27.0% YoY; +3.6% QoQ Net Income Available to Common Shareholders and Diluted EPS(1) $49.7 million; $0.84/diluted share Total Loan Growth (x-SBA PPP) YoY and QoQ (annualized) +11.7% and +16.8%, respectively Efficiency Ratio(1) 56.91% Non-Performing Assets to Total Assets 0.25% Returns on Average Assets and Tangible Equity(1) 1.18% and 16.05%, respectively

Q4 2022 Total Portfolio Loans ($MM) Loan growth continues to demonstrate the successful execution of our expansion into higher-growth markets and ability to hire top-tier commercial and mortgage loan officers across our footprint Total loan growth (excluding SBA PPP) was broad-based across our markets +11.7% year-over-year and +4.2% (or +16.8% annualized) quarter-over-quarter CRE loan payoffs moderated during Q4 2022 to ~$63 million, as compared to $173 million during Q3 2022 and a more normalized quarterly run-rate of ~$90 million ~$8 million of SBA PPP loans remaining (as of 12/31/2022) Q4 2022 included forgiveness of ~$5 million of SBA PPP loans (net of deferred fees) Note: commercial loan average payoff and new yields exclude loans funded through the Small Business Administration’s Paycheck Protection Program (“SBA PPP”), as established by the CARES Act

Q4 2022 Net Interest Margin (NIM) Q4 2022 net interest margin of 3.49% increased 16 basis points sequentially and 52 basis points year-over-year, reflecting increases in the federal fund rate during 2022 and deployment of excess cash into higher-yielding loans When excluding purchase accounting and SBA PPP loan accretion, net interest margin increased 17 basis points sequentially to 3.44% Our robust legacy deposit base provides a pricing advantage, especially when compared to major metro markets; however, we are not immune to the impact of rising interest rates on our funding sources Total deposit funding costs of 37 basis points (including non-interest bearing deposits) increased 20 and 29 basis points, sequentially and year-over-year, respectively The year-over-year total deposit beta was 8%, when compared to the 375 basis point increase in the federal fund rate through November Note: commercial loan portfolio index mix excludes SBA PPP loans

Q4 2022 Non-Interest Income Trust fees decreased primarily due to the decline in equity markets, more than offsetting organic growth Net securities brokerage revenue increased due to organic growth Service charges on deposits and electronic banking fees were higher due to increased general consumer spending Mortgage banking income decreased due to fewer originations, reflective of the general housing market, and holding more residential mortgages on the balance sheet Q4 2022 mortgage originations totaled $179 million, with the amount retained ~80% Other income reflects the impact of commercial loan swap fair market value adjustments of $1.5 million sequentially and $0.6 million year-over-year Note: OREO = other real estate owned

Q4 2022 Non-Interest Expense Salaries and wages increased due to higher salary expense related to merit increases and higher staffing levels (primarily commercial and residential lenders) Employee benefits decreased year-over-year due to a higher health insurance liability recorded in the prior year period, as well as a decrease in this quarter’s pension expense Marketing expense primarily reflects the timing of marketing campaigns throughout the year Increases in other operating expenses primarily reflects the impact of inflation across many miscellaneous line items, as well as higher travel and entertainment expense associated with demonstrated organic growth

Comparable Operating Metrics Disciplined execution upon growth strategies providing strong performance compared to all U.S. banks with total assets from $10B to 25B (note: 2020 and 2021 comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Note: financial data as of 12/31 YTD; current data as of 12/31/2022 YTD; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Capital IQ (as of 2/13/2023 and represent simple averages (ROATE & ROAA are S&P calculations; Efficiency & NIM are company-reported); Efficiency & NIM presented on a fully taxable-equivalent (FTE) and annualized basis; please see the reconciliations in the appendix Efficiency Ratio Return on Average Assets Return on Average Tangible Equity Net Interest Margin 1.34% 1.39% 1.09% 1.40% 0.77% 15.1% 17.8% 13.9% 9.2% 15.2%

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (YTD annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to 25B (note: 2020 and 2021 ACL comparability impacted by timing of the adoption of CECL accounting standard and economic assumptions used by each bank) Solid Legacy of Credit Quality Note: financial data as of quarter ending 12/31; current year data as of 12/31/2022; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of each period) from S&P Capital IQ (as of 2/13/2023) and represent simple averages

Returning Value to Shareholders Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management Capital management strategy: dividends, share repurchases, acquisitions Q4 2022 dividend yield 3.7%, compared to 2.9% for bank group to 2.6% for Purchased ~0.2 million shares of WesBanco common stock on the open market during early-Q4 2022, and ~1.2 million shares remained for repurchase (as of 12/31/2022) (1) Note: dividend through August 2022 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding restructuring/merger-related costs and including impact from adoption of the Current Expected Credit Losses (“CECL”) accounting standard; WSBC dividend yield based upon 2/10/2023 closing stock price of $37.40; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 2/13/2023 and represent simple averages) (1) Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Tangible Book Value per Share ($) Quarterly Dividend per Share ($) +150% +61%

Appendix

Q4 2022 Key Metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses

The increase in the allowance was primarily driven by the increase from prepayment assumptions, loan growth, and the macroeconomic forecasts utilized more than offsetting improvements in the pandemic-related qualitative adjustments Allowance coverage ratio of 1.10% Excludes fair market value adjustments on previously acquired loans representing 0.17% of total portfolio loans Q4 2022 Current Expected Credit Loss (CECL) Note: ACL at 12/31/2022 excludes off-balance sheet credit exposures of $8.4 million ($000s)

Reconciliation: Efficiency Ratio Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios

Reconciliation: Net Income, EPS & Tangible Book Value per Share Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC

Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018 Reconciliation: Return on Average Assets

(1) amortization of intangibles tax effected at 21% for 2018 forward, and 35% for all prior periods Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018 Reconciliation: Return on Average Tangible Equity